UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2019

HELIX TCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

10200 E. Girard Avenue, Suite B420 Denver, CO 80231
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2019, Helix TCS, Inc. (the “Company”) entered into an unsecured convertible promissory note in favor of RSF4 II, LLC (the “Holder”), an affiliate of Rose Management Group, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder (the “Note”).

The Note has an initial aggregate principal balance of $325,000 and provides that, at the request of the Company and upon approval of the Holder, the Company may borrow the aggregate principal sum of up to $5,000,000. The Note bears interest at a rate of 12% per annum payable quarterly commencing March 31, 2020. The Note matures on November 15, 2021, at which time the Company may not request any further draws against the maximum principal and all outstanding principal and accrued interest thereon shall be due and payable. Upon certain events, the outstanding principal and interest of the Note will convert into shares of the Company’s equity securities in accordance with the conversion procedures set forth in the Note. The Note has other features, including, but not limited to, limits on prepayment and an increased interest rate upon default.

The foregoing summary of the material terms of the Note is subject to the full and complete terms of the Note attached hereto as Exhibit 10.53 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Note represents indebtedness of the Company. The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02. Unregistered Sales of Equity Securities.

If the principal and interest of Note is converted in accordance with the Note’s terms, the Company will issue its equity securities to Holder. The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item. Upon conversion under the Note, we expect to rely on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) thereunder because the securities will be issued in a transaction not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.53	Unsecured Convertible Promissory Note, dated November 15, 2019, for up to $5,000,000 payable to RSF4 II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: November 21, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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